UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.    )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

Waste Management, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Your Vote Counts! *Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. Smartphone users Point your camera here and vote without entering a control number For complete information and to vote, visit www.ProxyVote.com Control # V84809-P44986 WASTE MANAGEMENT, INC. 2026 Annual Meeting Vote by May 11, 2026 11:59 PM ET WASTE MANAGEMENT, INC. 800 CAPITOL STREET SUITE 3000 HOUSTON, TX 77002 You invested in WASTE MANAGEMENT, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on May 12, 2026. Get informed before you vote View the Combined Proxy Statement and Annual Report on Form 10-K for the year ended December 31, 2025 online OR you can receive a free paper or email copy of the material(s) by requesting prior to April 28, 2026. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. Vote in Person at the Meeting* May 12, 2026 11:00 a.m. CT Waste Management, Inc. 800 Capitol Street, Suite 3000 Houston,Texas 77002

Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. V84810-P44986 Voting Items Board Recommends THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. 1. Election of Directors Nominees: 1a. Thomas L. Bené For 1b. Bruce E. Chinn For 1c. James C. Fish, Jr. For 1d. Andrés R. Gluski For 1e. Victoria M. Holt For 1f. Kathleen M. Mazzarella For 1g. Sean E. Menke For 1h. William B. Plummer For 1i. Maryrose T. Sylvester For 2. Ratification of the appointment of Ernst & Young LLP as the independent registered public accounting firm for 2026. For 3. Approval, on an advisory basis, of our executive compensation. For 4. Proposal to amend and restate our Employee Stock Purchase Plan to increase the number of shares authorized for issuance. For NOTE: In their discretion, upon such other matters that may properly come before the meeting or any adjournment or adjournments thereof.